GORENSTEIN AGREEMENT

         This Gorenstein Agreement (the "Agreement") is made this 20th day of September, 1996 by and among Vita Food Products, Inc., a Nevada Corporation (the "Company"), Stephen D. Rubin, Clark L. Feldman, Sam Gorenstein, David
Gorenstein and J.B.F. Enterprises.

                                    RECITALS:

         A. The Company is endeavoring to raise capital for its business through an initial public offering of the common stock of the Company (the "IPO").

         B. National Securities Corporation ("National") is acting as the managing underwriter for the IPO.


         C. In connection with the IPO, National has requested and the Company desires that the Settlement Agreement (as defined in paragraph 4 below) entered into among the parties hereto, and certain other parties, be terminated and that the Gorensteins (as defined in paragraph 3) waive any and all dissenters' rights or appraisal rights in connection with the Reincorporation Merger (as defined in paragraph 4). In return for the Gorensteins' agreement to terminate the Settlement Agreement and waive any and all dissenters' rights or appraisal rights, the Company, Stephen D. Rubin and Clark L. Feldman will agree to take the actions described in paragraphs 1, 2 and 3 below.

         D. On September 20, 1996, the Company reincorporated in the State of Nevada through a merger of Vita Food Products, Inc., an Illinois corporation ("Vita-Illinois"), and V-F Acquisition, Inc., an Illinois corporation that was the largest shareholder of Vita-Illinois ("V-F Acquisition"), into the Company, a Nevada corporation formed for purposes of effecting the reincorporation (the "Reincorporation Merger").



         In consideration of the preceding, the parties agree as follows:


         1. As of the closing date of the IPO, Stephen D. Rubin ("Rubin"), Clark
L. Feldman ("Feldman"), Jeffrey C. Rubenstein ("Rubenstein") and James Rubin will vote all of the shares of common stock of the Company which they
beneficially  own  which   beneficial  ownership  currently  is
1,245,202,   shares,   622,303   shares,   88,661  shares  and  282,870  shares,
respectively, and each of Rubin, Feldman, Rubenstein and James Rubin will cause all members of his "Family" (defined below) who own any such shares of common stock of the Company hereafter acquired from Rubin, Feldman, Rubenstein or James Rubin, to vote all such shares for the election of Sam Gorenstein (or, if he is unable to serve due to death or extended disability, David Gorenstein) as a director of the Company for a period ending on the third anniversary of the closing date of the IPO (the "Three Year Period"). The Company agrees that for the Three Year Period, it will cause Sam Gorenstein (or, if he is unable to serve due to death or extended disability, David Gorenstein) to be nominated to the Company's Board of Directors, subject to the Board of Directors' fiduciary duty. The Company also agrees that for the Three Year Period, it will cause Sam Gorenstein (or, if he is unable to serve due to death or permanent disability, David Gorenstein) to be appointed to the Compensation Committee and the Audit Committee, subject to the Board of Directors' fiduciary duty. As used in this

Agreement, the term "Family" shall mean with respect to any natural person, such person's spouse, brother, sister, parent or child or any descendant or spouse (or spouse of any descendant) of any of the foregoing, or a trustee of a trust primarily for the benefit of, or a custodian under the Uniform Transfers to Minors Act or corresponding statute of any state for one or more of, the foregoing or such person.

         2. The Company will promptly pay and/or reimburse the Gorensteins for the legal fees and costs incurred by Sam Gorenstein, David Gorenstein and J.B.F. Enterprises in connection with the preparation and review of this Agreement and their review of the registration statement and related documents prepared in connection with the IPO in the amount reflected in the billing records of Altheimer & Gray (which the Gorensteins agree to deliver to the Company) in an aggregate amount not to exceed $20,000.00.

         3. Effective upon the closing date of the IPO, Tthe Company will grant "piggyback" registration rights to Mr. Sam Gorenstein, David Gorenstein and J.B.F. Enterprises (collectively, the "Gorensteins") as provided in the Registration Agreement attached hereto as Exhibit "A".

         4. As of the closing date of the IPO and conditional on such closing, the Gorensteins agree that the Settlement Agreement and General Release (the "Settlement Agreement") entered into by David Gorenstein, Sam Gorenstein, Sid Gorenstein and J.B.F. Enterprises with the Company, Stephen Rubin, Clark Feldman, Jeffrey Rubenstein, Neal Jansen ("Jansen"), Michael Horn ("Horn") and V-F Acquisition on February 26, 1990 will be terminated and no longer of any force or effect. As of the date hereof and not conditional on the closing of the IPO, the Gorensteins hereby withdraw the notification of exercise of dissenters' rights under Sections 11.65 or 11.70 of the Illinois Business Corporation Act of 1983, as amended ("IBCA"), dated October 1, 1996, and the Company accepts such withdrawal. As of the date hereof and not conditional on the closing of the IPO, the Gorensteins agree not to take any further actions under Sections 11.65 or 11.70 of the IBCA to perfect or exercise their right to dissent and also waive any and all dissenters' rights or appraisal rights they may have as a result of the Reincorporation Merger.


         5. This Agreement will terminate and will no longer be of any force or effect (except for the agreement to (i) pay and/or reimburse the legal fees and costs set forth in Paragraph 2, (ii) withdraw the notification of exercise of dissenters' rights set forth in Paragraph 4, (iii) not to take any further actions to perfect or exercise dissenters' rights the Gorensteins may have as a result of the Reincorporation Merger set forth in Paragraph 4, and (iv) waive any and all dissenters' rights or appraisal rights the Gorensteins may have as a result of the Reincorporation Merger set forth in Paragraph 4) if the Company does not complete the IPO by March 31, 1997.


         6. As of the closing date of the IPO, the Gorensteins, the Company, Rubin, Feldman, Rubenstein, Jansen, Horn and V-F Acquisition hereby release and discharge each of the others and each of their respective predecessors and successors and all of their respective past and present employees, officers, directors, stockholders, agents, attorneys, subsidiaries, affiliates and parent corporations from any and all claims or causes of action known or unknown, which any of such parties have or may have had from the beginning of time through the date of this Agreement against any of the other parties arising out of the Settlement Agreement or the Voting Agreement dated February 26, 1990 required by the Settlement Agreement.

         7. This Agreement constitutes the complete understanding among the parties hereto. No alteration or modification of any of this Agreement's provisions shall be valid unless made in a written instrument which all the parties sign.

         8. The laws of the State of Illinois shall govern all aspects of this Agreement, irrespective of the fact that one or more of the parties now is or may become a resident of a different state.

         9. If a court of competent jurisdiction holds that any one or more of this Agreement's provisions are invalid, illegal or unenforceable in any respect, such invalidity, illegality or unenforceability shall not affect any of this Agreement's other provisions, and this Agreement shall be construed as if it had never contained such invalid, illegal or unenforceable provisions.


         10. This Agreement may be executed in any number of counterparts and each of such counterparts shall for all purposes constitute part of one original.


         11. The Company's Board of Directors has approved this Agreement by having each of the Company's Directors sign this Agreement as a Director of the Company.

         12. This Agreement (except Paragraph 1) shall be binding upon the parties as well as their respective heirs, personal representatives, successors and assigns. This Agreement shall inure to the benefit of the parties as well as their respective heirs, personal representatives, successors and assigns.


         13. In connection with the IPO, the Gorensteins agree to execute an agreement which will provide that for a period of thirteen months after the date of the effective date of the registration statement prepared in connection with the IPO, they will not offer, sell grant any option for the sale or otherwise dispose of any securities of the Company (other than intra-family transfers or transfer to trusts for estate planning purposes or dispositions upon their death), without the prior written consent of National, which consent may be given without prior public notice.




VITA FOOD PRODUCTS, INC.,
a Nevada Corporation                      J.B.F. ENTERPRISES

By:  /s/Stephen Rubin                     By:    /s/Sam Gorenstein
     ----------------------------------         -------------------------------
     Stephen Rubin, President                   Sam Gorenstein, general partner

/s/Stephen Rubin                                /s/Sam Gorenstein
---------------------------------------         -------------------------------
Stephen D. Rubin, individually and as a         Sam Gorenstein, individually and
Director of the Company                         as a Director of the Company


/s/Clark L. Feidman                             /s/David Gorenstein
----------------------------------------        -------------------------------
Clark L. Feldman, individually and as a         David Gorenstein, indiviudally
Director of the Company

[Signatures continued on next page.]
                                          3

                                             V-F ACQUISITIONS, INC., an Illinois
                                             corporation

/s/Michael Horn
-----------------------------------------
Michael Horn, individually and as a
Director of the Company                      By:   /s/Stephen D. Rubin
                                                   ----------------------------
                                                   Stephen D. Rubin, President
/s/Neal Jansen
-----------------------------------------
Neal Jansen, individually and as a
Director of the Company

/s/Jeffrey C. Rubenstein
-----------------------------------------
Jeffrey C. Rubenstein, individually and
as a Director of the Company

/s/James Rubin
-----------------------------------------
James Rubin, individually

                                    EXHIBIT A

                             REGISTRATION AGREEMENT

         THIS REGISTRATION AGREEMENT (this "Agreement"), dated September 20, 1996, is by and among VITA FOOD PRODUCTS, INC. a Nevada corporation (the "Corporation"), and Sam Gorenstein, David Gorenstein and J.B.F. Enterprises, an Illinois general partnership.



                                     RECITAL

         A. Pursuant to the Gorenstein Agreement dated September 20, 1996, the Corporation, Sam Gorenstein, David Gorenstein and J.B.F. Enterprises deem it desirable to enter into this Agreement.


                                   AGREEMENTS

         In consideration of the recital and the mutual promises and covenants herein contained and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

         1.       Definitions.  As used in this Agreement:

         "Commission" means the Securities and Exchange Commission.

         "Common Stock" means the common stock of the Corporation, $.01 par value per share.

         "Gorensteins" mean Sam Gorenstein, David Gorenstein and J.B.F. Enterprises and all members of their or its "Family" (defined below) who own any shares of Common Stock of the Corporation as reflected in the Registration Statement as being owned by Sam Gorenstein, David Gorenstein or J.B.F. Enterprises which are hereafter acquired from the Gorensteins. As used in this Agreement the term "Family" shall mean (a) with respect to any natural person, such person's spouse, brother, sister, parent or child or any descendant or spouse (or spouse of any descendant) of any of the foregoing, or a trustee of a trust primarily for the benefit of, or a custodian under the Uniform Transfers to Minors Act or corresponding statute of any state for one or more of the foregoing or such person, and (b) with respect to any entity all beneficial holders of equity interests in such entity.

         "IPO" means the Corporation's initial public offering of shares of Common Stock and Redeemable Common Stock Purchase Warrants for which National Securities Corporation is acting as managing underwriter.

         "Person" means a natural person, a partnership, a corporation, an association, a joint stock company, a trust, a Joint venture, an unincorporated organization or a governmental entity or any department, agency or political subdivision thereof.

         "Registrable Shares" means the shares of Common Stock beneficially owned by the Gorensteins.

         "Registration Expenses" has the meaning ascribed to it in Section 5 of this Agreement.

         "Registration Statement" means the registration statement on Form SB-2, as amended and supplemented, declared effective by the Commission under the Securities Act in connection with the IPO.

         "Securities Act" means the Securities Act of 1933, as amended.

         "Securities Exchange Act" means the Securities Exchange Act of 1934, as amended.

         2. Piggyback Registrations.

         (a) Right to Piggyback. Whenever (i) the Corporation intends to sell its securities in a primary offering pursuant to a registration statement filed with the Commission or whenever the securities of the Corporation then issued and outstanding are to be registered under the Securities Act but not including the sale of the Corporation's securities pursuant to a registration statement that the Corporation is required to, or has undertaken to, file in connection with the IPO including, but not limited to, the registration statements required to be filed to register the shares of Common Stock subject to the Warrants, the Representative's Warrants and the Warrants underlying the Representative's Warrants as defined in the Registration Statement (the "IPO Registrations"), or a registration statement on Form S-8 or Form S-4, or their successors and (ii) the registration form to be used may be used for the registration of Registrable Shares (a "Piggyback Registration"), the Corporation will give prompt written notice to the Gorensteins (at the address set forth in Section 14 hereof) of its intention to effect such a registration and will include in such registration and, if such registration is an underwritten registration, in the underwriting agreement , subject to the terms of paragraphs (b) and (c) of this Section 2, all of the Registrable Shares with respect to which the Corporation has received a written request for inclusion therein within thirty (30) days after the Corporation's notice has been given, provided, however, if no shareholders other than the Gorensteins are participating in such registration, the Gorensteins must request that at least 23,924 Registerable Shares be included in the Piggyback Registration. The Corporation shall have the right to postpone or withdraw any Piggyback Registration without obligation or liability to the Gorensteins except for the payment of their reasonable legal fees and disbursements incurred in connection with such Piggyback Registration pursuant to Section 5.

         (b) Priority on Primary Registrations. If a Piggyback Registration is an underwritten primary registration on behalf of the Corporation, and the managing underwriter(s) advise the Corporation that in their opinion the number of securities requested to be included in such registration exceeds the number which can be sold in such offering without having a material adverse effect on the offering, the Corporation will include in such registration (A) first, the securities the Corporation proposes to sell, (B) second, the Registrable Shares requested to be included therein which in the opinion of such underwriter(s) (after taking into account the securities to be sold pursuant to clause (A)) can be sold without having a material adverse effect on the offering and (C) third, other securities requested to be included in such registration which in the opinion of such underwriter(s) can be sold (after taking into account the securities to be sold pursuant to clauses (A), and (B)) without having a material adverse effect on the offering.

         (c) Priority on Secondary Registration. (i) If a Piggyback Registration is not an underwritten primary registration on behalf of the Corporation and is an underwritten secondary registration on behalf of holders of the Corporation's securities who are not affiliates of the Corporation and who acquired the rights to register their securities in connection with private placement by the Corporation of its securities, and the managing underwriter(s) advise the Corporation that in their opinion the number of securities requested to be included in such registration exceeds the number which can be sold in such offering without having a material adverse effect on the offering, the Corporation will include in such registration (A) first, the securities requested to be included therein by the holders requesting such registration which in the opinion of such underwriter(s) can be sold without having a material adverse effect on the offering, (B) second, the Registrable Shares requested to be included therein which in the opinion of such underwriter(s) can be sold (after taking into account the securities to be sold pursuant to clause
(A)) without having a material adverse effect on the offering, and (C) third, other securities requested to be included in such registration which in the opinion of such underwriter(s) can be sold (after taking into account the securities to be sold pursuant to clauses (A), and (B)) without having a material adverse effect on the offering.

         3.       Holdback Agreements.

         (a) Each of the Gorensteins agrees not to effect any public sale or distribution of equity securities of the Corporation, including any public sale pursuant to Rule 144 under the Securities Act, or any securities convertible into or exchangeable or exercisable for such securities, during the period (i) commencing seven (7) days prior to and ending thirteen (13) months after the effective date of the IPO, or (ii) commencing seven (7) days prior to and ending sixty (60) days after the effective date of any underwritten Piggyback Registration in which such Holder sells Registrable Shares (except as part of such underwritten registration), unless the underwriters managing the registered public offering otherwise agree.

         (b) The Corporation agrees not to effect any public sale or distribution of its equity securities, or any securities convertible into or exchangeable or exercisable for such securities, during the period commencing seven days (7) prior to and ending sixty (60) days after the effective date of any underwritten Piggyback Registration (except as part of such underwritten registration or pursuant to IPO Registrations or registrations on Form S-8 or Form S-4 or any successor form), unless the underwriter(s) managing such offering otherwise agree

         4. Registration Procedures. Whenever the Corporation proposes to register shares of its Common Stock and Gorensteins exercise their rights to Piggyback Registration set forth in Section 3, the Corporation will use its best efforts to effect the registration of such Registrable Shares under the Securities Act and pursuant thereto the Corporation will as expeditiously as possible:

         (a) prepare and file with the Commission a registration statement with respect to such Registrable Shares and use its best efforts to cause such registration statement to become and remain effective for such period as may be reasonably necessary to effect the sale of such securities, not to exceed three
(3) months;

         (b) prepare and file with the Commission such amendments and supplements to such registration statement and the prospectus used in connection therewith as may be necessary to keep such registration statement effective for such period as may be reasonably necessary to effect the sale of such securities, not to exceed three (3) months, and otherwise as may be necessary to comply with the provisions of the Securities Act with respect to the disposition of all securities covered by such registration statement during such period;

         (c) furnish the Gorensteins such number of copies of such registration statement, each amendment and supplement thereto, the prospectus included in such registration statement (including each preliminary prospectus) and such other documents as the Gorensteins may reasonably request in order to facilitate the disposition of the Registrable Shares;

         (d) use its best efforts to register or qualify such Registrable Shares under such other securities or blue sky laws of such jurisdictions as the Gorensteins reasonably request and do any and all other acts and things which may be reasonably necessary to enable the Gorensteins to consummate the disposition in such jurisdictions of the Registrable Shares (provided that the Corporation will not be required to (i) qualify generally to do business in any jurisdiction where it would not otherwise be required to qualify but for this subparagraph, (ii) subject itself to taxation in any such jurisdiction or (iii) consent to general service of process in any such jurisdiction);

         (e) use its best efforts to cause all such Registrable Shares to be listed on each securities exchange on which similar securities issued by the Corporation are then listed;

         (f) provide a transfer agent and registrar for all such Registrable Shares not later than the closing date of the sale of such shares;

         (g) notify the Gorensteins promptly after it shall receive notice thereof, of the time when such registration statement has become effective or a supplement to any prospectus forming a part of such registration statement has been filed;

         (h) notify the Gorensteins of any request by the Commission for the amending or supplementing of such registration statement or prospectus or for additional information;

         (i) prepare and promptly file with the Commission and promptly notify the Gorensteins of the filing of such amendment or supplement to such registration statement or prospectus as may be necessary to correct any statements or omissions if, at the time when a prospectus relating to such securities is required to be delivered under the Securities Act, any event shall have occurred as the result of which any such prospectus or any other prospectus as then in effect would include an untrue statement of a material fact or omit to state any material fact necessary to make the statements therein, in the light of the circumstances in which they were made, not misleading;

         (j) advise the Gorensteins promptly after It shall receive notice or obtain knowledge thereof, of the issuance of any stop order by the Commission suspending the effectiveness of such registration statement or the initiation or threatening of any proceeding for such purpose and promptly use all reasonable efforts to prevent the issuance of any stop order or to obtain its withdrawal if such stop order should be issued;

         (k) at least forty-eight hours prior to the filing of any registration statement or prospectus or any amendment or supplement to such registration statement or prospectus, furnish a copy thereof to the Gorensteins;

         (l) provided that the Gorensteins request that at least 23,924 Registerable Shares be included in an underwritten Piggyback Registration, at the request of the Gorensteins, furnish on the date or dates provided for in the underwriting agreement, a signed counterpart, addressed to the Gorensteins, of
(i) an opinion of counsel, and (ii) a letter or letters from the independent certified public accountants of the Corporation, in each case covering such matters as are customarily covered in opinions of issuer's counsel and in accountants' letters delivered to underwriters in underwritten public offerings; and

         (m) use its best efforts to make generally available to its security holders, earnings statements satisfying the provisions of Section 11(a) of the Securities Act, no later than 45 days after the end of any twelve (12) month period (or ninety (90) days, if such period is a fiscal year) (i) commencing at the end of any fiscal quarter in which Registerable Shares are sold to underwriters in an underwritten offering, or (ii) if not sold to underwriters in such an offering, beginning with the first month of the Corporation's first fiscal quarter commencing after the effective date of a registration statement which includes Registerable Shares.

         The Gorensteins shall furnish to the Corporation in writing such information relating to the Gorensteins or the Registrable Shares as the
Corporation may reasonably request in connection with the preparation of a registration statement including Registrable Shares. In addition, the Gorensteins shall enter into and perform its obligations pursuant to any underwriting agreement acceptable to the Gorensteins to be entered into with respect to a registration that includes the Registrable Shares.

         5. Registration Expenses. In connection with any Piggyback Registration, the Corporation is obligated to pay Registration Expenses which include all expenses of the Corporation incident to the Corporation's performance of or compliance with this Agreement, including, without limitation, all registration and filing fees, fees and expenses of compliance with securities or blue sky laws, printing expenses, messenger and delivery expenses, the expenses and fees for listing the securities to be registered on each securities exchange or other market on which any shares of Common Stock are then listed, and fees and disbursements of counsel for the Corporation and its independent certified public accountants, underwriters
(excluding   discounts  and   commissions   attributable  to  the Registrable
Shares included in such registration) and other Persons (including the reasonable legal fees and disbursements of one counsel for the Gorensteins) retained by the Corporation (all such expenses being herein called "Expenses"), will be borne by the Corporation. In addition, the Corporation will pay its internal expenses (including, without limitation, all salaries and expenses of its officers and employees performing legal or accounting duties), the expense of any annual audit or quarterly review and the expense of any liability insurance obtained by the Corporation.

         6.       Indemnification.

        (a) The Corporation agrees to indemnify, to the fullest extent permitted by law, the Gorensteins, their officers and directors and each Person who controls the Gorensteins (within the meaning of the Securities Act or the Securities Exchange Act) against all losses, claims, damages, liabilities and expenses (including, without limitation, reasonable attorneys' fees except as limited by Section 6(c)) caused by any untrue or alleged untrue statement of a material fact contained in any registration statement, any final prospectus contained therein or any amendment thereof or supplement thereto or any omission or alleged omission of a material fact required to be stated therein or necessary to make the statements therein not misleading, except insofar as the same are caused by or contained in any information furnished in writing to the Corporation by the Gorensteins expressly for use therein or by the Gorensteins' failure to deliver a copy of the registration statement or final prospectus or any amendments or supplements thereto after the Corporation has furnished the Gorensteins with a sufficient number of copies of the same.

         (b) In connection with any registration statement in which the Gorensteins are participating, the Gorensteins will furnish to the Corporation in writing such information and affidavits as the Corporation reasonably requests for use in connection with any such registration statement or prospectus and, to the fullest extent permitted by law, each Gorenstein will indemnify the Corporation, its directors and officers and each underwriter (if any) and each Person who controls the Corporation or such underwriter (within the meaning of the Securities Act or the Securities Exchange Act) against any losses, claims, damages, liabilities and expenses (including, without limitation, reasonable attorneys' fees except as limited by Section 6(c)) resulting from any untrue or alleged untrue statement of a material fact contained in the registration statement, final prospectus contained therein, or any amendment thereof or supplement thereto or any omission or alleged omission of a material fact required to be stated therein or necessary to make the statements therein not misleading, but only to the extent that such untrue statement or omission is contained in any written information or affidavit so furnished in writing by such Gorenstein expressly for use therein.

         (c) Any Person entitled to indemnification hereunder will (i) give prompt written notice to the indemnifying party of any claim with respect to which it seeks indemnification and (ii) unless in such indemnified party's reasonable judgment a conflict of interest between such indemnified and indemnifying parties may exist with respect to such claim, permit such indemnifying party to assume the defense of such claim with counsel reasonably satisfactory to the indemnified party. If such defense is assumed, the indemnifying party will not be subject to any liability for any settlement made by the indemnified party without the indemnifying party's consent (which consent will not be unreasonably withheld). The indemnified party will not settle any claim or liability without first providing the indemnifying party a reasonable opportunity to assume the defense. An indemnifying party who is not entitled to, or elects not to, assume the defense of a claim will not be obligated to pay the fees and expenses of more than one counsel for all parties indemnified by such indemnifying party with respect to such claim.

         (d) The indemnification provided for under this Agreement will remain in full force and effect regardless of any investigation made by or on behalf of the indemnified party or any officer, director or controlling Person of such indemnified party and will survive the transfer of securities.

          (e) If the indemnification provided for in this Section 6 is unavailable or insufficient to hold harmless an indemnified party in respect of any losses, claims, damages, liabilities or expenses referred to herein, then the indemnifying party shall contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages, liabilities or expenses in such proportion as is appropriate to reflect the relative fault of the indemnifying party on the one hand, and the indemnified party on the other, in connection with the statement or omission which resulted in such losses, claims, damages, liabilities or expenses as well as any other relevant equitable considerations. The relative fault of indemnifying party and the indemnified party shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact relates to information supplied by the indemnifying party or the indemnified party and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. The Corporation and the Gorensteins agree that it would not be just and equitable if contributions pursuant to this
Section 6(e) were determined by pro rata allocation or by any other method of allocation which did not take into account the equitable considerations referred to herein. Notwithstanding the foregoing, in no event shall the Gorenstein's liability under the indemnification agreement contained in Section 6(b) or the amount contributed by the Gorensteins pursuant to this Section 6(e) exceed the aggregate net offering proceeds received by the Gorensteins from the sale of the Registerable Shares. No person guilty of fraudulent misrepresentations (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who is not guilty of such fraudulent misrepresentation.

         7. Current Public Information. At all times after the Corporation has filed a registration statement with the Commission pursuant to the requirements of either the Securities Act or the Securities Exchange Act, the Corporation will use its best efforts to file in a timely manner all reports and other documents required to be filed by it under the Securities Act and the Securities Exchange Act and the rules and regulations adopted by the Commission to enable such holders to sell Registrable Shares pursuant to Rule 144 adopted by the Commission under the Securities Act (as such rule may be amended from time to time) or any similar rule or regulation hereafter adopted by the Commission. Upon request, the Corporation shall deliver to any Holder of Registrable Shares a written statement as to whether it has complied with such requirements.

         8. Participation in Underwritten Registrations. The Gorensteins may not participate in any registration hereunder which is underwritten unless the Gorensteins (a) agree to sell the Registrable Shares on the basis provided in any underwriting arrangements approved by the Person or Persons entitled hereunder to approve such arrangements and (b) complete and execute all questionnaires, powers of attorney, indemnities, underwriting agreements and other documents required under the terms of such underwriting arrangements. Provided, however, that if shareholders other than the Gorensteins participate in any registration which is underwritten and in which the Gorensteins participate, the Gorensteins (a) shall be entitled to sell their Registerable Securities on the same basis as the other selling shareholders as provided in any underwriting arrangements approved by the Person or Persons entitled hereunder to approve such arrangements and (b) shall be required to complete and execute only the questionnaires, powers of attorney, indemnities, underwriting agreements and other documents required to be completed and executed by the other selling shareholders under the terms of such underwriting arrangements.

         9. Amendments and Waivers. Except as otherwise expressly provided herein, the provisions of this Agreement may be amended or waived at any time only by the written agreement of the Corporation and the Gorensteins. Any waiver, permit, consent or approval of any kind or character on the part of any such Holders of any provision or condition of this Agreement must be made in writing and shall be effective only to the extent specifically set forth in writing.

         10. Termination. This Agreement terminates on the earlier of (i) the first date that the Gorensteins, in the aggregate, do not beneficially own more than at least 23,924 Registerable Shares, or (ii) the date of the tenth anniversary of the closing date of the IPO.

         11. Final Agreement. This Agreement constitutes the final agreement of the parties concerning the matters referred to herein, and supersedes all prior agreements and understandings.

         12. Severability. Whenever possible, each provision of this Agreement will be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Agreement is held to be prohibited by or invalid under applicable law, such provision will be ineffective only to the extent of such prohibition or invalidity, without invalidating the remainder of this Agreement.

         13. Descriptive Headings. The descriptive headings of this Agreement are inserted for convenience of reference only and do not constitute a part of and shall not be utilized in interpreting this Agreement.

         14. Notices. Any notices required or permitted to be sent hereunder shall be delivered personally or mailed, certified mail, return receipt requested, or delivered by overnight courier service to the following addresses, or such other addresses as shall be given by notice delivered hereunder, and shall be deemed to have been given upon delivery, if delivered personally, three business days after mailing, if mailed, or one business day after delivery to the courier, if delivered by overnight courier service:

         If to the Gorensteins to: J.B.F. Enterprises, 6770 North Lincoln Avenue, Suite 200, Lincolnwood, Illinois, 60646. One notice sent to this address constitutes notice to each of the parties defined herein as the "Gorensteins".

         With a copy (which shall not constitute notice) to:

                  Altheimer & Gray
                  10 South Wacker Drive
                  Suite 4000
                  Chicago, Illinois 60606
                       Attention: Robert B. Berger

         If to the Corporation, to:

                  Vita Food Products, Inc.
                  2222 West Lake Street
                  Chicago, Illinois 60612
                       Attention: Stephen D. Rubin

         With a copy (which shall not constitute notice) to:

                  Much Shelist Freed Denenberg
                  Ament Bell & Rubenstein, P.C.
                  200 North LaSalle Street
                  Suite 2100
                  Chicago, Illinois 60601
                       Attention: Jeffrey C. Rubenstein

         15. Governing Law. All questions concerning the construction, validity and interpretation of, and the performance of the obligations imposed by, this Agreement shall be governed by and construed in accordance with the laws of the State of Illinois (excluding the choice of law provisions thereof).

         16. Counterparts. This Agreement may be executed in any number of counterparts, each of which when so executed and delivered shall be deemed an original, and such counterparts together shall constitute one instrument.

         17. Agreement Binding. This Agreement shall be binding upon the parties as well as their respective heirs, personal representatives, successors and assigns.

                                      VITA FOOD PRODUCTS, INC.


                                      By:-------------------------------
                                         Stephen D. Rubin, President


                                      J.B.F. ENTERPRISES



                                      By:--------------------------------
                                         Sam Gorenstein, Partner


                                      ------------------------------------
                                         Sam Gorenstein


                                      ------------------------------------
                                         David Gorenstein